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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-65673.


ARTHUR ANDERSEN


St. Louis, Missouri,
  March 29, 2000